Exhibit 99.01

Valero Energy Reports Third Quarter 2017 Results

•	Reported net income attributable to Valero stockholders of $841 million, or $1.91 per share.

•	Invested $565 million of growth and sustaining capital in the third quarter.

•	Returned $600 million in cash to stockholders through dividends and stock buybacks.

•	Previously announced expansion of Valero’s product supply chain into Mexico and in Texas.

•	Expect Diamond Pipeline and Wilmington cogeneration projects to start up in December.

SAN ANTONIO, October 26, 2017 – Valero Energy Corporation (NYSE: VLO, “Valero”) today reported net income attributable to Valero stockholders of $841 million, or $1.91 per share, for the third quarter of 2017 compared to $613 million, or $1.33 per share, for the third quarter of 2016. Third quarter 2016 adjusted net income attributable to Valero stockholders of $571 million, or $1.24 per share, excludes a $42 million income tax benefit from the disposition of Aruba assets.

“Hurricane Harvey disrupted operations at five of our refineries during the quarter,” said Joe Gorder, Valero Chairman, President and Chief Executive Officer. “I’m proud of our team’s response and commitment to the safety of our workers, their families, and surrounding communities during the recovery efforts.”

Valero worked closely with local, state, and federal government entities to address storm impacts. The company also provided millions of dollars of financial and other assistance to employees, affected communities, and charitable organizations.

“Despite the extent of the storm’s impact, we are pleased with our financial performance for the quarter and remain optimistic for the fourth quarter,” continued Gorder. “We are encouraged by domestic and global economic growth, and we expect low oil prices and solid product demand to continue into 2018.”

Refining
The refining segment reported $1.4 billion of operating income for the third quarter of 2017 compared to $934 million for the third quarter of 2016, which has been retrospectively revised to reflect the operating results of Valero Energy Partners LP (NYSE: VLP) as a separate segment consistent with Valero’s current segment presentation. The increase in operating income was driven primarily by higher gasoline and distillate margins and wider discounts for domestic sweet crude oils relative to Brent crude oil, partly offset by higher premiums for residual feedstocks and narrower discounts for medium and heavy sour crude oils versus Brent.

Refinery throughput capacity utilization was 92 percent, and throughput volumes averaged 2.9 million barrels per day in the third quarter of 2017, which was 33,000 barrels per day higher than the third quarter of 2016.

The company exported a total of 339,000 barrels per day of gasoline and diesel during the third quarter of 2017.

Biofuel blending costs of $230 million for the third quarter of 2017 were $32 million higher than the third quarter of 2016, mainly due to higher Renewable Identification Number (RIN) expenses.

Ethanol
The ethanol segment reported $82 million of operating income for the third quarter of 2017 compared to $106 million for the third quarter of 2016. The decrease in operating income is attributed primarily to higher corn prices and lower distillers grain prices that pressured margins. Ethanol production volumes averaged 4.0 million gallons per day in the third quarter of 2017, which was 217,000 gallons per day higher than the third quarter of 2016.

VLP
The VLP segment reported $69 million of operating income for the third quarter of 2017 compared to $56 million for the third quarter of 2016. The increase in operating income was driven primarily by contributions from the Meraux and Three Rivers terminals, which were acquired in September of last year, and the Red River pipeline segment, which was acquired in January 2017.

Earlier today, VLP announced the acquisition of the Port Arthur terminal assets and Parkway Pipeline LLC from Valero for $508 million. The transaction is expected to close on November 1.

Corporate and Other
General and administrative expenses were $229 million, and the effective tax rate was 30 percent for the third quarter of 2017.

Investing and Financing Activities
Capital investments totaled $565 million for the third quarter of 2017, of which $73 million was for turnarounds and catalyst.

Valero returned $600 million to stockholders in the third quarter, of which $309 million was paid as dividends and the balance was used to purchase 4.2 million shares of its common stock, resulting in a total payout ratio of 58 percent for the first nine months of 2017. The company continues to target a total payout ratio between 40 and 50 percent of adjusted net cash provided by operating activities for 2017. Valero defines total payout ratio as the sum of dividends and stock buybacks divided by net cash provided by operating activities adjusted for changes in working capital.

The company generated approximately $1 billion of net cash from operating activities in the third quarter of 2017. Included in this amount is the negative impact from a $315 million increase in working capital. Excluding the change in working capital, net cash generated was approximately $1.4 billion.

Liquidity and Financial Position
Valero ended the third quarter of 2017 with $8.5 billion of total debt and $5.2 billion of cash and temporary cash investments. The debt to capital ratio, net of $2.0 billion in cash, was 24 percent.

Strategic Update
Valero continues to target $2.7 billion of total capital investments this year, consisting of $1.1 billion for growth projects and $1.6 billion for sustaining the business.

“We are making excellent progress on our growth investments, with the Wilmington cogeneration plant and Diamond Pipeline expected to be online in December,” said Gorder. “We are also pleased with the progress of our investments in Texas and expansion into Mexico, which will extend our product supply chain, internalize secondary costs, and provide opportunities for third-party revenue growth.”

During the quarter, the company announced the signing of long-term agreements with IEnova to use terminals to be constructed at the Port of Veracruz and near the cities of Puebla and Mexico City to import refined products into central Mexico beginning in late 2018. Additionally, Valero announced investments in pipelines and terminals in central Texas and a marine terminal in Pasadena, Texas, which are expected to be completed in 2019.

Conference Call
Valero’s senior management will hold a conference call at 10 a.m. ET today to discuss this earnings release and to provide an update on operations and strategy.

About Valero
Valero Energy Corporation, through its subsidiaries, is an international manufacturer and marketer of transportation fuels and other petrochemical products. Valero, a Fortune 50 company based in San Antonio, Texas, with approximately 10,000 employees, is an independent petroleum refiner and ethanol producer, and its assets include 15 petroleum refineries with a combined throughput capacity of approximately 3.1 million barrels per day and 11 ethanol plants with a combined production capacity of 1.4 billion gallons per year. The petroleum refineries are located in the United States (U.S.), Canada and the United Kingdom (U.K.), and the ethanol plants are located in the Mid-Continent region of the U.S. In addition, Valero owns the 2 percent general partner interest and a majority limited partner interest in Valero Energy Partners LP, a midstream master limited partnership. Valero sells its products in both the wholesale rack and bulk markets, and approximately 7,400 outlets carry Valero’s brand names in the U.S., Canada, the U.K. and Ireland. Please visit www.valero.com for more information.

Valero Contacts
Investors:
John Locke, Vice President – Investor Relations, 210-345-3077
Karen Ngo, Senior Manager – Investor Relations, 210-345-4574
Tom Mahrer, Manager – Investor Relations, 210-345-1953

Media:
Lillian Riojas, Director – Media Relations and Communications, 210-345-5002

Safe-Harbor Statement
Statements contained in this release that state the company’s or management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,” “should,” “estimates,” “intend,” “targeting,” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements based on numerous factors, including those outside of the company’s control, such as delays in construction timing and other factors. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero’s annual reports on Form 10-K, quarterly reports on Form 10-Q and our other reports filed with the SEC and on Valero’s website at www.valero.com, and VLP’s annual reports on Form 10-K and quarterly reports on Form 10-Q filed with the SEC and on VLP’s website at www.valeroenergypartners.com.

Use of Non-GAAP Financial Information
This earnings release and the accompanying earnings release tables include references to financial measures that are not defined under U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures include adjusted net income attributable to Valero stockholders, adjusted earnings per common share – assuming dilution, adjusted operating income, refining margin, and ethanol margin. We have included these non-GAAP financial measures to help facilitate the comparison of operating results between periods. See the accompanying earnings release tables for a reconciliation of these non-GAAP measures to their most directly comparable U.S. GAAP measures. In note (e) to the earnings release tables, we disclose the reasons why we believe our use of these non-GAAP financial measures provides useful information.

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Statement of income data
Operating revenues	$23,562	$19,649	$67,588	$54,947
Cost of sales:
Cost of materials and other	20,329	17,033	59,366	47,660
Operating expenses (excluding depreciation and amortization expense reflected below)	1,125	1,062	3,339	3,093
Depreciation and amortization expense	484	458	1,457	1,391
Lower of cost or market inventory valuation adjustment (a)	—	—	—	(747)
Total cost of sales	21,938	18,553	64,162	51,397
Other operating expenses (b)	44	—	44	—
General and administrative expenses (excluding depreciation and amortization expense reflected below)	229	192	597	507
Depreciation and amortization expense	13	12	39	35
Asset impairment loss (c)	—	—	—	56
Operating income	1,338	892	2,746	2,952
Other income, net	17	12	50	35
Interest and debt expense, net of capitalized interest	(114)	(115)	(354)	(334)
Income before income tax expense	1,241	789	2,442	2,653
Income tax expense (c)	378	144	686	652
Net income	863	645	1,756	2,001
Less: Net income attributable to noncontrolling interests	22	32	62	79
Net income attributable to Valero Energy Corporation stockholders	$841	$613	$1,694	$1,922

Earnings per common share	$1.91	$1.33	$3.80	$4.12
Weighted-average common shares outstanding (in millions)	439	458	444	465

Earnings per common share – assuming dilution	$1.91	$1.33	$3.80	$4.12
Weighted-average common shares outstanding – assuming dilution (in millions)	441	460	446	467

Dividends per common share	$0.70	$0.60	$2.10	$1.80

See Notes to Earnings Release Tables on Table Page 15.

Table Page 1

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS BY SEGMENT
(millions of dollars)
(unaudited)

	Refining (d)	Ethanol	VLP (d)	Corporate and Eliminations	Total
Three months ended September 30, 2017
Operating revenues:
Operating revenues from external customers	$22,728	$834	$—	$—	$23,562
Intersegment revenues	1	48	110	(159)	—
Total operating revenues	22,729	882	110	(159)	23,562
Cost of sales:
Cost of materials and other	19,818	669	—	(158)	20,329
Operating expenses (excluding depreciation and amortization expense reflected below)	986	114	26	(1)	1,125
Depreciation and amortization expense	455	17	12	—	484
Total cost of sales	21,259	800	38	(159)	21,938
Other operating expenses (b)	41	—	3	—	44
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	229	229
Depreciation and amortization expense	—	—	—	13	13
Operating income by segment	$1,429	$82	$69	$(242)	$1,338

Three months ended September 30, 2016
Operating revenues:
Operating revenues from external customers	$18,718	$931	$—	$—	$19,649
Intersegment revenues	—	56	92	(148)	—
Total operating revenues	18,718	987	92	(148)	19,649
Cost of sales:
Cost of materials and other	16,424	757	—	(148)	17,033
Operating expenses (excluding depreciation and amortization expense reflected below)	931	107	24	—	1,062
Depreciation and amortization expense	429	17	12	—	458
Total cost of sales	17,784	881	36	(148)	18,553
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	192	192
Depreciation and amortization expense	—	—	—	12	12
Operating income by segment	$934	$106	$56	$(204)	$892

See Operating Highlights by Segment beginning on Table Page 8.
See Notes to Earnings Release Tables on Table Page 15.

Table Page 2

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS BY SEGMENT
(millions of dollars)
(unaudited)

	Refining (d)	Ethanol	VLP (d)	Corporate and Eliminations	Total
Nine months ended September 30, 2017
Operating revenues:
Operating revenues from external customers	$65,030	$2,558	$—	$—	$67,588
Intersegment revenues	1	136	326	(463)	—
Total operating revenues	65,031	2,694	326	(463)	67,588
Cost of sales:
Cost of materials and other	57,662	2,166	—	(462)	59,366
Operating expenses (excluding depreciation and amortization expense reflected below)	2,935	330	75	(1)	3,339
Depreciation and amortization expense	1,358	63	36	—	1,457
Total cost of sales	61,955	2,559	111	(463)	64,162
Other operating expenses (b)	41	—	3	—	44
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	597	597
Depreciation and amortization expense	—	—	—	39	39
Operating income by segment	$3,035	$135	$212	$(636)	$2,746

Nine months ended September 30, 2016
Operating revenues:
Operating revenues from external customers	$52,302	$2,645	$—	$—	$54,947
Intersegment revenues	—	135	258	(393)	—
Total operating revenues	52,302	2,780	258	(393)	54,947
Cost of sales:
Cost of materials and other	45,790	2,263	—	(393)	47,660
Operating expenses (excluding depreciation and amortization expense reflected below)	2,716	305	72	—	3,093
Depreciation and amortization expense	1,308	48	35	—	1,391
Lower of cost or market inventory valuation adjustment (a)	(697)	(50)	—	—	(747)
Total cost of sales	49,117	2,566	107	(393)	51,397
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	507	507
Depreciation and amortization expense	—	—	—	35	35
Asset impairment loss (c)	56	—	—	—	56
Operating income by segment	$3,129	$214	$151	$(542)	$2,952

See Operating Highlights by Segment beginning on Table Page 8.
See Notes to Earnings Release Tables on Table Page 15.

Table Page 3

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (e)
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Reconciliation of net income attributable to Valero Energy Corporation stockholders to adjusted net income attributable to Valero Energy Corporation stockholders
Net income attributable to Valero Energy Corporation stockholders	$841	$613	$1,694	$1,922
Exclude adjustments:
Lower of cost or market inventory valuation adjustment (a)	—	—	—	747
Income tax expense related to the lower of cost or market inventory valuation adjustment	—	—	—	(168)
Lower of cost or market inventory valuation adjustment, net of taxes	—	—	—	579
Asset impairment loss (c)	—	—	—	(56)
Income tax benefit on Aruba Disposition (c)	—	42	—	42
Total adjustments	—	42	—	565
Adjusted net income attributable to Valero Energy Corporation stockholders	$841	$571	$1,694	$1,357

Reconciliation of earnings per common share – assuming dilution to adjusted earnings per common share – assuming dilution
Earnings per common share – assuming dilution	$1.91	$1.33	$3.80	$4.12
Exclude adjustments:
Lower of cost or market inventory valuation adjustment, net of taxes	—	—	—	1.24
Asset impairment loss (c)	—	—	—	(0.12)
Income tax benefit on Aruba Disposition (c)	—	0.09	—	0.09
Total adjustments	—	0.09	—	1.21
Adjusted earnings per common share – assuming dilution	$1.91	$1.24	$3.80	$2.91

See Notes to Earnings Release Tables on Table Page 15.

Table Page 4

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (e)
(millions of dollars)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Reconciliation of operating income by segment to segment margin, and reconciliation of operating income by segment to adjusted operating income by segment
Refining segment (d)
Refining segment operating income	$1,429	$934	$3,035	$3,129
Add back:
Operating expenses (excluding depreciation and amortization expense reflected below)	986	931	2,935	2,716
Depreciation and amortization expense	455	429	1,358	1,308
Other operating expenses (b)	41	—	41	—
Lower of cost or market inventory valuation adjustment (a)	—	—	—	(697)
Asset impairment loss (c)	—	—	—	56
Refining margin	$2,911	$2,294	$7,369	$6,512

Refining segment operating income	$1,429	$934	$3,035	$3,129
Exclude:
Other operating expenses (b)	(41)	—	(41)	—
Lower of cost or market inventory valuation adjustment (a)	—	—	—	697
Asset impairment loss (c)	—	—	—	(56)
Adjusted refining segment operating income	$1,470	$934	$3,076	$2,488

Ethanol segment
Ethanol segment operating income	$82	$106	$135	$214
Add back:
Operating expenses (excluding depreciation and amortization expense reflected below)	114	107	330	305
Depreciation and amortization expense	17	17	63	48
Lower of cost or market inventory valuation adjustment (a)	—	—	—	(50)
Ethanol margin	$213	$230	$528	$517

Ethanol segment operating income	$82	$106	$135	$214
Exclude: Lower of cost or market inventory valuation adjustment (a)	—	—	—	50
Adjusted ethanol segment operating income	$82	$106	$135	$164

VLP segment
VLP segment operating income	$69	$56	$212	$151
Exclude: Other operating expenses (b)	(3)	—	(3)	—
Adjusted VLP segment operating income	$72	$56	$215	$151

See Notes to Earnings Release Tables on Table Page 15.

Table Page 5

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (e)
(millions of dollars)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Reconciliation of refining segment operating income to refining margin (by region), and reconciliation of refining segment operating income to adjusted refining segment operating income (by region) (f)
U.S. Gulf Coast region (d)
Operating income	$608	$536	$1,464	$1,404
Add back:
Operating expenses (excluding depreciation and amortization expense reflected below)	558	519	1,696	1,544
Depreciation and amortization expense	281	261	839	774
Other operating expenses (b)	41	—	41	—
Lower of cost or market inventory valuation adjustment (a)	—	—	—	(37)
Asset impairment loss (c)	—	—	—	56
Refining margin	$1,488	$1,316	$4,040	$3,741

Operating income	$608	$536	$1,464	$1,404
Exclude:
Other operating expenses (b)	(41)	—	(41)	—
Lower of cost or market inventory valuation adjustment (a)	—	—	—	37
Asset impairment loss (c)	—	—	—	(56)
Adjusted operating income	$649	$536	$1,505	$1,423

U.S. Mid-Continent region (d)
Operating income	$361	$150	$647	$346
Add back:
Operating expenses (excluding depreciation and amortization expense reflected below)	144	151	436	422
Depreciation and amortization expense	64	59	196	191
Lower of cost or market inventory valuation adjustment (a)	—	—	—	(9)
Refining margin	$569	$360	$1,279	$950

Operating income	$361	$150	$647	$346
Exclude: Lower of cost or market inventory valuation adjustment (a)	—	—	—	9
Adjusted operating income	$361	$150	$647	$337

See Notes to Earnings Release Tables on Table Page 15.

Table Page 6

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (e)
(millions of dollars)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Reconciliation of refining segment operating income to
refining margin (by region), and reconciliation of
refining segment operating income to adjusted refining
segment operating income (by region) (f) (continued)

North Atlantic region
Operating income	$328	$179	$786	$1,148
Add back:
Operating expenses (excluding depreciation and amortization expense reflected below)	137	119	378	363
Depreciation and amortization expense	53	50	150	152
Lower of cost or market inventory valuation adjustment (a)	—	—	—	(646)
Refining margin	$518	$348	$1,314	$1,017

Operating income	$328	$179	$786	$1,148
Exclude: Lower of cost or market inventory valuation adjustment (a)	—	—	—	646
Adjusted operating income	$328	$179	$786	$502

U.S. West Coast region
Operating income	$132	$69	$138	$231
Add back:
Operating expenses (excluding depreciation and amortization expense reflected below)	147	142	425	387
Depreciation and amortization expense	57	59	173	191
Lower of cost or market inventory valuation adjustment (a)	—	—	—	(5)
Refining margin	$336	$270	$736	$804

Operating income	$132	$69	$138	$231
Exclude: Lower of cost or market inventory valuation adjustment (a)	—	—	—	5
Adjusted operating income	$132	$69	$138	$226

See Notes to Earnings Release Tables on Table Page 15.

Table Page 7

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Throughput volumes (thousand barrels per day)
Feedstocks:
Heavy sour crude oil	446	394	470	401
Medium/light sour crude oil	420	520	461	519
Sweet crude oil	1,348	1,218	1,301	1,195
Residuals	215	282	226	281
Other feedstocks	147	166	146	157
Total feedstocks	2,576	2,580	2,604	2,553
Blendstocks and other	317	280	313	302
Total throughput volumes	2,893	2,860	2,917	2,855

Yields (thousand barrels per day)
Gasolines and blendstocks	1,401	1,401	1,406	1,396
Distillates	1,108	1,078	1,122	1,072
Other products (g)	420	426	426	425
Total yields	2,929	2,905	2,954	2,893

Operating statistics (d) (e) (h)
Refining margin (from Table Page 5)	$2,911	$2,294	$7,369	$6,512
Adjusted refining segment operating income (from Table Page 5)	$1,470	$934	$3,076	$2,488
Throughput volumes (thousand barrels per day)	2,893	2,860	2,917	2,855

Throughput margin per barrel	$10.94	$8.72	$9.26	$8.32
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel	3.71	3.54	3.69	3.47
Depreciation and amortization expense per barrel	1.71	1.63	1.71	1.67
Adjusted refining segment operating income per barrel	$5.52	$3.55	$3.86	$3.18

See Notes to Earnings Release Tables on Table Page 15.

Table Page 8

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
ETHANOL SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per gallon amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Operating statistics (e) (h)
Ethanol margin (from Table Page 5)	$213	$230	$528	$517
Adjusted ethanol segment operating income (from Table Page 5)	$82	$106	$135	$164
Production volumes (thousand gallons per day)	4,032	3,815	3,949	3,794

Ethanol margin per gallon of production	$0.57	$0.66	$0.49	$0.50
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per gallon of production	0.30	0.31	0.31	0.29
Depreciation and amortization expense per gallon of production	0.05	0.05	0.05	0.05
Adjusted ethanol segment operating income per gallon of production	$0.22	$0.30	$0.13	$0.16

See Notes to Earnings Release Tables on Table Page 15.

Table Page 9

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
VLP SEGMENT OPERATING HIGHLIGHTS (d)
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Volumes (thousand barrels per day) (h)
Pipeline transportation throughput	859	778	941	849
Terminaling throughput	2,694	2,394	2,760	2,131

Operating statistics (h)
Pipeline transportation revenue	$23	$19	$71	$58
Pipeline transportation revenue per barrel	$0.29	$0.26	$0.28	$0.25

Terminaling revenue	$86	$73	$253	$200
Terminaling revenue per barrel	$0.34	$0.33	$0.34	$0.34

Storage and other revenue	$1	$—	$2	$—

Total operating revenues	$110	$92	$326	$258

See Notes to Earnings Release Tables on Table Page 15.

Table Page 10

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS BY REGION
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Operating statistics by region (f)
U.S. Gulf Coast region (d) (e) (h)
Refining margin (from Table Page 6)	$1,488	$1,316	$4,040	$3,741
Adjusted operating income (from Table Page 6)	$649	$536	$1,505	$1,423
Throughput volumes (thousand barrels per day)	1,657	1,663	1,713	1,654

Throughput margin per barrel	$9.76	$8.60	$8.64	$8.26
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel	3.66	3.39	3.62	3.41
Depreciation and amortization expense per barrel	1.84	1.71	1.80	1.71
Adjusted operating income per barrel	$4.26	$3.50	$3.22	$3.14

U.S. Mid-Continent region (d) (e) (h)
Refining margin (from Table Page 6)	$569	$360	$1,279	$950
Adjusted operating income (from Table Page 6)	$361	$150	$647	$337
Throughput volumes (thousand barrels per day)	465	443	464	453

Throughput margin per barrel	$13.31	$8.85	$10.10	$7.65
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel	3.38	3.71	3.45	3.40
Depreciation and amortization expense per barrel	1.48	1.45	1.54	1.53
Adjusted operating income per barrel	$8.45	$3.69	$5.11	$2.72

See Notes to Earnings Release Tables on Table Page 15.

Table Page 11

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS BY REGION
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Operating statistics by region (f) (continued)
North Atlantic region (e) (h)
Refining margin (from Table Page 7)	$518	$348	$1,314	$1,017
Adjusted operating income (from Table Page 7)	$328	$179	$786	$502
Throughput volumes (thousand barrels per day)	489	489	490	482

Throughput margin per barrel	$11.51	$7.74	$9.83	$7.69
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel	3.06	2.65	2.83	2.75
Depreciation and amortization expense per barrel	1.17	1.12	1.12	1.15
Adjusted operating income per barrel	$7.28	$3.97	$5.88	$3.79

U.S. West Coast region (e) (h)
Refining margin (from Table Page 7)	$336	$270	$736	$804
Adjusted operating income (from Table Page 7)	$132	$69	$138	$226
Throughput volumes (thousand barrels per day)	282	265	250	266

Throughput margin per barrel	$12.97	$11.02	$10.80	$11.04
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel	5.65	5.78	6.24	5.31
Depreciation and amortization expense per barrel	2.22	2.43	2.53	2.63
Adjusted operating income per barrel	$5.10	$2.81	$2.03	$3.10

See Notes to Earnings Release Tables on Table Page 15.

Table Page 12

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
AVERAGE MARKET REFERENCE PRICES AND DIFFERENTIALS
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Feedstocks (dollars per barrel)
Brent crude oil	$52.21	$46.91	$52.59	$43.00
Brent less West Texas Intermediate (WTI) crude oil	4.05	2.03	3.18	1.80
Brent less Alaska North Slope (ANS) crude oil	0.02	2.13	0.35	1.35
Brent less Louisiana Light Sweet (LLS) crude oil	0.57	0.38	0.77	0.02
Brent less Argus Sour Crude Index (ASCI) crude oil	3.85	5.16	4.28	5.18
Brent less Maya crude oil	5.66	7.88	7.54	8.73
LLS crude oil	51.64	46.53	51.82	42.98
LLS less ASCI crude oil	3.28	4.78	3.51	5.16
LLS less Maya crude oil	5.09	7.50	6.77	8.71
WTI crude oil	48.16	44.88	49.41	41.20

Natural gas (dollars per million British Thermal Units)	2.91	2.80	3.00	2.27

Products (dollars per barrel, unless otherwise noted)
U.S. Gulf Coast:
CBOB gasoline less Brent	14.36	9.69	11.17	9.54
Ultra-low-sulfur diesel less Brent	15.89	10.63	12.67	9.34
Propylene less Brent	(1.74)	(2.76)	(0.16)	(5.65)
CBOB gasoline less LLS	14.93	10.07	11.94	9.56
Ultra-low-sulfur diesel less LLS	16.46	11.01	13.44	9.36
Propylene less LLS	(1.17)	(2.38)	0.61	(5.63)
U.S. Mid-Continent:
CBOB gasoline less WTI	19.28	14.15	15.38	12.64
Ultra-low-sulfur diesel less WTI	21.99	15.36	16.86	12.70
North Atlantic:
CBOB gasoline less Brent	17.72	11.12	12.99	12.02
Ultra-low-sulfur diesel less Brent	17.06	11.52	13.78	10.74
U.S. West Coast:
CARBOB 87 gasoline less ANS	22.11	17.68	20.63	18.86
CARB diesel less ANS	20.46	14.83	16.54	13.58
CARBOB 87 gasoline less WTI	26.14	17.58	23.46	19.31
CARB diesel less WTI	24.49	14.73	19.37	14.03
New York Harbor corn crush (dollars per gallon)	0.31	0.35	0.28	0.24

See Notes to Earnings Release Tables on Table Page 15.

Table Page 13

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
OTHER FINANCIAL DATA
(millions of dollars)
(unaudited)

			September 30,	December 31,
			2017	2016
Balance sheet data
Current assets			$17,442	$16,800
Cash and temporary cash investments included in current assets			5,176	4,816
Inventories included in current assets			6,137	5,709
Current liabilities			9,130	8,328
Current portion of debt and capital lease obligations included in current liabilities			121	115
Debt and capital lease obligations, less current portion			8,364	7,886
Total debt and capital lease obligations			8,485	8,001
Valero Energy Corporation stockholders’ equity			20,370	20,024

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Cash flow data
Net cash provided by operating activities	$1,037	$863	$3,822	$3,822

See Notes to Earnings Release Tables on Table Page 15.

Table Page 14

VALERO ENERGY CORPORATION AND SUBSIDIARIES
NOTES TO EARNINGS RELEASE TABLES

(a)
During the nine months ended September 30, 2016, we recorded a change in our lower of cost or market inventory valuation reserve that was established on December 31, 2015, resulting in a noncash benefit of $747 million ($697 million and $50 million attributable to our refining and ethanol segments, respectively).

(b)
Other operating expenses reflect expenses that are not associated with our cost of sales, which for the third quarter of 2017, includes costs incurred at certain of our United States (U.S.) Gulf Coast refineries and certain VLP assets due to damage associated with Hurricane Harvey.

(c)
Effective October 1, 2016, we (i) transferred ownership of all of our assets in Aruba, other than certain hydrocarbon inventories and working capital, to Refineria di Aruba N.V., an entity wholly-owned by the Government of Aruba (GOA), (ii) settled our obligations under various agreements with the GOA, including agreements that required us to dismantle our leasehold improvements under certain conditions, and (iii) sold the working capital of our Aruba operations, including hydrocarbon inventories, to the GOA, CITGO Aruba Refining N.V., and CITGO Petroleum Corporation. We refer to this transaction as the “Aruba Disposition.”

In June 2016, we recognized an asset impairment loss of $56 million representing all of the remaining carrying value of the long-lived assets of our crude oil and refined product terminal and transshipment facility in Aruba.

In September 2016 and in connection with the Aruba Disposition, our U.S. subsidiaries cancelled all outstanding debt obligations owed to them by our Aruba subsidiaries, which resulted in the recognition by us of an income tax benefit in the U.S. of $42 million during the three and nine months ended September 30, 2016.

(d)
Effective January 1, 2017, we revised our reportable segments to align with certain changes in how our chief operating decision maker manages and allocates resources to our business. Accordingly, we created a new reportable segment — VLP. The results of the VLP segment, which include the results of our majority-owned master limited partnership referred to by the same name, were transferred from the refining segment. Comparable prior period information for our refining segment (as well as that segment’s U.S. Gulf Coast and U.S. Mid-Continent regions) and VLP segment has been retrospectively adjusted to reflect our current segment presentation.

(e)
We use certain financial measures (as noted below) in the earnings release tables and accompanying earnings release that are not defined under U.S. generally accepted accounting principles (GAAP) and are considered to be non-GAAP measures.

We have defined these non-GAAP measures and believe they are useful to the external users of our financial statements, including industry analysts, investors, lenders, and rating agencies. We believe these measures are useful to assess our ongoing financial performance because, when reconciled to their most comparable U.S. GAAP measures, they provide improved comparability between periods through the exclusion of certain items that we believe are not indicative of our core operating performance and that may obscure our underlying business results and trends. These non-GAAP measures should not be considered as alternatives to their most comparable U.S. GAAP measures nor should they be considered in isolation or as a substitute for an analysis of our results of operations as reported under U.S. GAAP. In addition, these non-GAAP measures may not be comparable to similarly titled measures used by other companies because we may define them differently, which diminishes their utility.

Non-GAAP measures are as follows:

◦
Adjusted net income attributable to Valero Energy Corporation stockholders is defined as net income attributable to Valero Energy Corporation stockholders excluding the lower of cost or market inventory valuation adjustment, its related income tax effect, the asset impairment loss, and the income tax benefit on the Aruba Disposition. We believe that these items are not indicative of our core operating performance and that their exclusion results in an important measure for our ongoing financial performance to better assess our underlying business results and trends.

◦
Adjusted earnings per common share – assuming dilution is defined as adjusted net income attributable to Valero Energy Corporation stockholders divided by the number of weighted-average shares outstanding in the applicable period, assuming dilution.

◦
Refining margin is defined as refining segment operating income excluding the lower of cost or market inventory valuation adjustment, operating expenses (excluding depreciation and amortization expense), other operating expenses, depreciation and amortization expense, and the asset impairment loss. We believe refining margin is an important measure of our refining segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.

Table Page 15

VALERO ENERGY CORPORATION AND SUBSIDIARIES
NOTES TO EARNINGS RELEASE TABLES (Continued)

◦
Ethanol margin is defined as ethanol segment operating income excluding the lower of cost or market inventory valuation adjustment, operating expenses (excluding depreciation and amortization expense), and depreciation and amortization expense. We believe ethanol margin is an important measure of our ethanol segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.

◦
Adjusted refining segment operating income is defined as refining segment operating income excluding other operating expenses, the lower of cost or market inventory valuation adjustment, and the asset impairment loss. We believe adjusted refining segment operating income is an important measure of our refining segment’s operating and financial performance because it excludes items that are not indicative of that segment’s core operating performance.

◦
Adjusted ethanol segment operating income is defined as ethanol segment operating income excluding the lower of cost or market inventory valuation adjustment. We believe this is an important measure of our ethanol segment’s operating and financial performance because it excludes items that are not indicative of that segment’s core operating performance.

◦
Adjusted VLP segment operating income is defined as VLP segment operating income excluding other operating expenses. We believe this is an important measure of our VLP segment’s operating and financial performance because it excludes items that are not indicative of that segment’s core operating performance.

(f)
The refining segment regions reflected herein contain the following refineries: U.S. Gulf Coast- Corpus Christi East, Corpus Christi West, Houston, Meraux, Port Arthur, St. Charles, Texas City, and Three Rivers Refineries; U.S. Mid-Continent- Ardmore, McKee, and Memphis Refineries; North Atlantic- Pembroke and Quebec City Refineries; and U.S. West Coast- Benicia and Wilmington Refineries.

(g)	Primarily includes petrochemicals, gas oils, No. 6 fuel oil, petroleum coke, sulfur, and asphalt.

(h)
Valero uses certain operating statistics (as noted below) in the earnings release tables and the accompanying earnings release to evaluate performance between comparable periods. Different companies may calculate them in different ways.

All per barrel and per gallon of production amounts are calculated by dividing the associated dollar amount by the throughout volumes, production volumes, pipeline transportation throughput volumes, or terminaling throughput volumes for the period, as applicable.

Throughput volumes, production volumes, pipeline transportation throughput volumes, and terminaling throughput volumes are calculated by multiplying throughput volumes per day, production volumes per day, pipeline transportation throughput volumes per day, and terminaling throughput volumes per day (as provided in the accompanying tables), respectively, by the number of days in the applicable period.

Table Page 16